SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec.240-11(c) or Sec.240.14a-12


                         THINKA WEIGHT-LOSS CORPORATION
          -------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         THINKA WEIGHT-LOSS CORPORATION
          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------


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[ ]  Check  box  if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

     ---------------------------------------

2)   Form, Schedule or Registration No.:

     ---------------------------------------

3)   Filing Party:

     ---------------------------------------

4)   Date Filed:

     ---------------------------------------



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                         THINKA WEIGHT-LOSS CORPORATION
                        18201 Von Karman Ave, Suite 1170
                            Irvine, California 92612
                                Tel. 949-975-0077


                          NOTICE OF SPECIAL MEETING OF
                      SHAREHOLDERS TO BE HELD JUNE 27, 2003



     Notice is hereby given that a Special Meeting of the Shareholders of Thinka Weight-Loss Corporation (the "Company") will be held at the Company's principal place of business at 18201 Von Karman Ave, Suite 1170, Irvine, California 92612, on June 27, 2003, at 10:00 a.m., for the following purposes:

     1. To approve an amendment to the Articles of Incorporation to change the name of the Company from Thinka Weight-Loss Corporation to TransWorld Benefits International, Inc.

     2. To approve an amendment to the Bylaws to permit action to be taken by the stockholders without a meeting by written consent of a majority of the stockholders.

     3. To approve an amendment to the Articles of Incorporation to authorize the issuance of 5,000,000 shares of preferred stock.

     The Board of Directors has fixed the close of business on May 22, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Common stockholders are entitled to one vote for each share of common stock held. As of May 22, 2003, the Company had 19,034,600 shares of voting stock issued and outstanding.

                    THINKA  WEIGHT-LOSS  CORPORATION


May 22, 2003        By: /s/Charles Seven
                        Charles Seven,
                        Chief Executive Officer


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                         THINKA WEIGHT-LOSS CORPORATION
                        18201 Von Karman Ave, Suite 1170
                            Irvine, California 92612
                                Tel. 949-975-0077


                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on June 27, 2003, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about June 7, 2003. The cost of the solicitation will be borne by the Company.

     Only the holders of the Company's common stock, of which 19,034,600 are issued and outstanding (the "Voting Stock"), are entitled to vote at the meeting. Each share of Voting Stock is entitled to one vote, and votes may be cast either in person or by proxy. A quorum consisting of a majority of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Voting Stock is required to approve the change of the Company's name. The approval of the holders of a majority of shares of Voting Stock present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of May 22, 2003, the Company had 19,034,600 outstanding shares of Voting Stock held by approximately 42 shareholders of record.

     Shares of the Company's Voting Stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name or to amend the Company's Bylaws. Abstentions and broker non-votes will have the same effect as votes against the approval of the matters to be voted upon at the meeting.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person known to us to be the beneficial owner of more than five percent (5%) of our Common Stock:

-------------------------------------------------------------------------------------
NAME AND ADDRESS                                      AMOUNT AND NATURE      PERCENT
OF BENEFICIAL OWNER                                OF BENEFICIAL OWNERSHIP  OF CLASS
-------------------------------------------------  -----------------------  ---------
Flax-Flex Fabricators, Ltd.
and Charles C. Seven
28 Iris Town
P.O. Box 15, Gibraltar                                        6,438,684(1)     30.65%
-------------------------------------------------  -----------------------  ---------
Ronald Robertson
18201 Von Karman Avenue, Suite 1170
Irvine, California 92612                                      2,006,684(2)      9.55%
-------------------------------------------------  -----------------------  ---------
Farline Venture Corporation and William Iny
Suite 2100 - 1066 West Hastings Street
Vancouver, British Columbia                                   5,721,435        30.06%
-------------------------------------------------  -----------------------  ---------
All Beneficial Owners of More than 5%, as a Group            11,186,435        58.77%
-------------------------------------------------------------------------------------

     Footnotes  to  Table
     --------------------
     (1) Charles C. Seven controls the voting of 4,465,000 shares of Common Stock currently held by Flax-Flex Fabricators, Ltd. Charles C. Seven and Ronald Robertson, jointly, have the right to purchase prior to September 9, 2003, all of the common shares to be issued upon conversion of the 8% Convertible Debenture issued to La Jolla Cove Investments, Inc., dated January 29, 2003, which conversion is based upon market rate. If Charles C. Seven exercised such right on April 14, 2003, he would have had the right to purchase 1,973,684 shares of Common Stock, which amount is included in this table. If Charles C. Seven does not exercise such right, he will have 4,465,000 shares of Common Stock, which represents 23.64%, not including any shares that may be issued upon conversion of the 8% Convertible Debenture.
     (2) Ronald Robertson and Charles C. Seven, jointly, have the right to purchase prior to September 9, 2003, all of the common shares to be issued upon conversion of the 8% Convertible Debenture issued to La Jolla Cove Investments, Inc., dated January 29, 2003, which conversion is based upon market rate. If Ronald Robertson exercised such right on April 14, 2003, he would have had the right to purchase 1,973,684 shares of Common Stock, which amount is included in this table. If Ronald Robertson does not exercise such right, he will have 33,000 shares of Common Stock, which represents less than 0.00%, not including any shares that may be issued upon conversion of the 8% Convertible Debenture.

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our Common Stock of each of the officers and directors of our Company, and the officers and directors of our Company as a group:

-----------------------------------------------------------------------
NAME AND ADDRESS                        AMOUNT AND NATURE      PERCENT
OF BENEFICIAL OWNER                  OF BENEFICIAL OWNERSHIP  OF CLASS
-----------------------------------  -----------------------  ---------
Charles C. Seven
18201 Von Karman Avenue, Suite 1170
Irvine, California 92612                        6,438,684(1)     30.65%
-----------------------------------  -----------------------  ---------
Keith Romine
18201 Von Karman Avenue, Suite 1170
Irvine, California 92612                                0            0%
-----------------------------------  -----------------------  ---------
Ronald Robertson
18201 Von Karman Avenue, Suite 1170
Irvine, California 92612                        2,006,684(2)      9.55%
-----------------------------------  -----------------------  ---------
Derek Van Laare
18201 Von Karman Avenue, Suite 1170
Irvine, California 92612                                0            0%
-----------------------------------  -----------------------  ---------
All Officers and Directors,
as a Group (3 people).                          6,471,684        23.64%
-----------------------------------------------------------------------


     Footnotes  to  Table
     --------------------
     (1) Charles C. Seven controls the voting of 4,465,000 shares of Common Stock currently held by Flax-Flex Fabricators, Ltd. Charles C. Seven and Ronald Robertson, jointly, have the right to purchase prior to September 9, 2003, all of the common shares to be issued upon conversion of the 8% Convertible Debenture issued to La Jolla Cove Investments, Inc., dated January 29, 2003, which conversion is based upon market rate. If Charles C. Seven exercised such right on April 14, 2003, he would have had the right to purchase 1,973,684 shares of Common Stock, which amount is included in this table. If Charles C. Seven does not exercise such right, he will have 4,465,000 shares of Common Stock, which represents 23.64%, not including any shares that may be issued upon conversion of the 8% Convertible Debenture.
     (2) Ronald Robertson and Charles C. Seven, jointly, have the right to purchase prior to September 9, 2003, all of the common shares to be issued upon conversion of the 8% Convertible Debenture issued to La Jolla Cove Investments, Inc., dated January 29, 2003,


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
     which conversion is based upon market rate. If Ronald Robertson exercised such right on April 14, 2003, he would have had the right to purchase 1,973,684 shares of Common Stock, which amount is included in this table. If Ronald Robertson does not exercise such right, he will have 33,000 shares of Common Stock, which represents less than 0.00%, not including any shares that may be issued upon conversion of the 8% Convertible Debenture.


                               CHANGES IN CONTROL

     (a)  Description of the Transaction Resulting in a Change in Control

On or about October 4, 2002, we entered into a Stock Purchase Agreement, dated October 4, 2002 (the "Acquisition Agreement"), with the following parties: (a) Transworld Benefits, Inc., a Nevada corporation; and (b) the following stockholders of Transworld Benefits, Inc.: (i) Flax-Flex Fabricators, Ltd., and
(ii) Ronald Robertson (collectively, the "Transworld Benefits Shareholders"). A copy of the Acquisition Agreement is attached as an exhibit to our Form 8-K filed with the Securities and Exchange Commission on February 14, 2003.

Pursuant to the Acquisition Agreement, we issued 4,500,000 shares of our common stock, in the aggregate, to the stockholders of Transworld Benefits, in exchange for all of the outstanding common stock of Transworld Benefits, Inc. The acquisition closed effective on January 30, 2003.

As a result of the acquisition of Transworld Benefits, Inc., we underwent a change in control. We issued to the former owners of Transworld Benefits, Inc., collectively, 4,500,000 shares of our common stock out of a total of 19,034,600 shares of common stock issued and outstanding following the acquisition. Of that 4,500,000 shares of common stock issued, beneficial interest in 4,467,000 shares were issued to Flax-Flex Fabricators, Ltd. and 33,000 shares were issued to Ronald Robertson. As a result, the former owners of Transworld Benefits, Inc. became the owners of 23.64% of our issued and outstanding shares of common stock.

Several of our directors resigned prior to and without regard to the closing of the acquisition of Transworld Benefits, Inc. or any other transaction. On November 5, 2002, we accepted the resignations of George Lois, Stacy Lauridia and Louis A. Scarrone as officers and directors of the Company. On November 5, 2002, we appointed Derek Van Laare as a director and as President. On November 6, 2003, we accepted the resignation of Kathy Whyte as officer and director of the Company, and Derek Van Laare was appointed as Secretary and Treasurer to fill the vacancy caused by the resignation of Ms. Whyte.

In connection with the acquisition of Transworld Benefits, Inc., we agreed to appoint the following persons as directors effective on or about February 15, 2003: (1) Charles C. Seven, and (2) Keith Romine. In addition, effective on January 30, 2003, we appointed Charles C. Seven as our Chief Executive Officer and President, Ronald Robertson as our Senior Vice President, and Keith Romine as our Treasurer and Secretary.

Except as set forth above, we are not aware of any arrangements the operation of which may at a subsequent date result in a change in control of our company.


                                 PROPOSAL NO. 1
                                 --------------
                     AMENDMENT TO ARTICLES OF INCORPORATION
                            TO CHANGE COMPANY NAME TO
                     TRANSWORLD BENEFITS INTERNATIONAL, INC.

     Because the Company's subsidiary, Transworld Benefits, Inc., is the primary asset of the Company, the Company's Board of Directors has unanimously approved a resolution to change the name


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
of the Company to "TransWorld Benefits International, Inc." The name change will be effected by an amendment to the Company's Articles of Incorporation, and will become effective upon the filing of a Certificate of Amendment with the Nevada Secretary of State in the form of Exhibit A to this proxy statement. This Proposal must be approved by holders of a majority of the Company's Voting Stock present at the meeting, in person or by proxy; if it is not so approved, the Company will consider other alternatives including the retention of its current name.

                                 PROPOSAL NO. 2
                                 --------------
  AMENDMENT TO BYLAWS TO PERMIT ACTION TO BE TAKEN BY THE STOCKHOLDERS WITHOUT A
          MEETING BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS

       Section 13 of the Bylaws currently provides as follows:

     SECTION 13. ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of the stockholders called in accordance with these Bylaws, or by the written consent of all stockholders.

     Our Board of Directors has approved the following amendment to the Bylaws by deleting the first and only sentence of Section 13 and replacing it with the following:

     SECTION 13. ACTION WITHOUT MEETING. No action shall be taken by the stockholders except at an annual or special meeting of the stockholders called in accordance with these Bylaws, or by the written consent of stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required by these Bylaws, the Articles of Incorporation or by law for such an action at a meeting, then that proportion of written consents shall be required.

     This Proposal must be approved by a majority of the Company's Voting Stock present at the meeting, in person or by proxy. If it is approved, it will become effective immediately. If it is not so approved, Section 13 of the current Bylaws will remain in effect.

                                 PROPOSAL NO. 2
                                 --------------
   AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF 5,000,000
                            SHARES OF PREFERRED STOCK

       Section 3 of the Articles of Incorporation currently provides as follows:

     3.  SHARES:  (NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE)

     Number  of  shares with par value: 100 million Par Value $0.001 No. without
                                        -----------           ------
     par value:  ______


     Our Board of Directors has approved the following amendment to the Bylaws by deleting the first and only sentence of Section 13 and replacing it with the following:

     "3. SHARES: The Corporation is hereby authorized to issue 100,000,000 shares of common stock with par value of $0.001 per share and 5,000,000 shares of preferred stock with par value of $0.001 per share. The Board of Directors is hereby authorized to designate one or more series of preferred stock and to designate the voting rights and other preferences of each series of preferred stock."

     This Proposal must be approved by a majority of the Company's Voting Stock present at the meeting, in person or by proxy. If it is approved, it will become effective immediately. If it is not so approved, Section 3 of the current Articles of Incorporation will remain in effect.


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
                        AVAILABILITY OF FILINGS MADE WITH
                     THE SECURITIES AND EXCHANGE COMMISSION


     The Company's Annual Report on Form 10-KSB, its latest Quarterly Report on Form 10-QSB and its Current Reports on Form 8-K filed during the current fiscal year, will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.



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
                         THINKA WEIGHT-LOSS CORPORATION
                                      PROXY

                This Proxy is Solicited by the Board of Directors

     The undersigned stockholder of Thinka Weight-Loss Corporation (the "Company") acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held June 27, 2003, 10:00 a.m. local time, at the Company's offices located at 18201 Von Karman Ave, Suite 1170, Irvine, California 92612, and hereby appoints Charles Seven and Keith Romine, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1) To approve an amendment to the Articles of Incorporation to change the name of the Company from Thinka Weight-Loss Corporation to TransWorld Benefits International, Inc.

               [  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

     (2) To approve an amendment to the Bylaws to permit action to be taken by the stockholders without a meeting by written consent of a majority of the stockholders.

               [  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

     (3) To approve an amendment to the Articles of Incorporation to authorize the issuance of 5,000,000 shares of preferred stock.

               [  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                         Dated  this ______day _________ of, 2003.

                         ____________________________________
                                  (Signature)

                         Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                         Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                         Return  this  Proxy  to:
                         PACIFIC  STOCK  TRANSFER



                         Tel:  702-361-3033
                         Fax:  702-433-1979


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